UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2013

VERIFONE SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 001-32465

Delaware
(State or Other Jurisdiction of Incorporation or Organization)

04-3692546
(IRS Employer Identification No.)

2099 Gateway Place, Suite 600
San Jose, CA 95110
(Address of principal executive offices, including zip code)

408-232-7800
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 20, 2013, VeriFone Systems, Inc. (the "Company") announced certain preliminary financial results for its first fiscal quarter of 2013. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Form 8-K provided under Item 2.02 and Exhibit 99.1 attached hereto are furnished to, but shall not be deemed filed with, the Securities and Exchange Commission or incorporated by reference into the Company's filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits.

     (d) Exhibits.

     The following exhibit is furnished as part of this Report on Form 8-K:

Exhibit No.	Description
99.1	Press release dated February 20, 2013, titled "VeriFone Announces Preliminary Financial Results for the First Fiscal Quarter of 2013"

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERIFONE SYSTEMS, INC.
Date: February 20, 2013	By:	/s/ Albert Liu
	Name:	Albert Liu
	Title:	Executive Vice President, Corporate Development and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated February 20, 2013, titled "VeriFone Announces Preliminary Financial Results for the First Fiscal Quarter of 2013"

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